UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2016

CHUMA HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Nevada	000-53447	20-5893809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8484 Wilshire Blvd. Ste. 515 Beverly Hills, CA	90211
(Address of principal executive offices)	(Zip Code)

(800) 841-6057
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02

Departure of Directors or Certain Officers’ Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kevin Wright - Resignation

On January 25, 2016, Kevin Wright resigned as Chuma Holdings, Inc.’s (the “Company”) President, Chief Executive Officer, and director of the board of directors (the “Board”), effective immediately.

The Company anticipates that it will continue to have a working relationship with Mr. Wright, but in a lesser capacity.

Paul Shively - Appointment

On January 27, 2016, the Board appointed Paul Shively, 59, as the Company’s President and Chief Executive Officer on an interim basis. Mr. Shively shall serve as the Company’s President and Chief Executive Officer until his removal, resignation, or until a qualified replacement is identified and elected.

Mr. Shively has served as the Company’s Chief Financial Officer as of April 28, 2014. He has also served as the Company’s Treasurer and director as of July 29, 2014.

Mr. Shively holds a Doctorate in Education and has over 26 years’ experience in business development. After beginning in upper management in the fast food industry, Mr. Shively transitioned to private practice in accounting, corporate compliance, and general professional services where he has helped business entities to operate legally within the legal cannabis industry. During the course of his career, Mr. Shively has developed vast experience in taxation, nonprofit strategies, trademarks, corporate compliance, and business acquisitions. Over the past ten years, Mr. Shively has also served on the board of over a dozen nonprofit and for profit entities, and has been involved in the formation of hundreds of corporations.

As a result of this event, Mr. Shively currently serves as the Company’s President, Chief Executive Officer, Chief Financial Officer, Treasurer, and sole director of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                                                                                                                      CHUMA HOLDINGS, INC.

Date: January 29, 2016                                                                                                                                                                                                                       By:/s/ Paul Shively

                                                                                                                                                                                                                                                                  Paul Shively, Chief Financial Officer